                                                                    Exhibit 10.3

                    SUPPLEMENTAL TRANCHE B JOINDER AGREEMENT

                  SUPPLEMENTAL TRANCHE B JOINDER AGREEMENT, dated July 2, 2002 (this "Joinder Agreement"), to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among AURORA FOODS INC. ("Company"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent"), NATIONAL WESTMINSTER BANK PLC, as Syndication Agent (as defined in the Credit Agreement) and UBS AG, STAMFORD BRANCH, as Documentation Agent (as defined in the Credit Agreement).

                              W I T N E S S E T H:

                  WHEREAS, the undersigned (each, a "Supplemental Tranche B Term Loan Lender" and collectively, the "Supplemental Tranche B Term Loan Lenders") desires, pursuant to subsection 2.1A(vi) of the Credit Agreement, to make Supplemental Tranche B Term Loans to Company;

                  WHEREAS, the Supplemental Tranche B Term Loan Lenders may not have been original parties to the Credit Agreement but now desire to become parties thereto;

                  NOW, THEREFORE, each Supplemental Tranche B Term Loan Lender hereby agrees as follows:

                  1. Terms defined in the Credit Agreement and used herein without definition shall have the meanings given to them in the Credit Agreement.

                  2. Upon execution and delivery of this Joinder Agreement by such Supplemental Tranche B Term Loan Lender in accordance with subsection 2.1A(vi) of the Credit Agreement, the undersigned hereby becomes a Supplemental Tranche B Term Loan Lender under the Credit Agreement and shall make such Supplemental Tranche B Term Loan to Company, funding an amount which represents a discount to its Supplemental Tranche B Term Loan Commitment as set forth under such Supplemental Tranche B Term Loan Lender's signature.

                  3. Each Supplemental Tranche B Term Loan Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto.

                  4. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5. This Joinder Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed and delivered by their proper and duly authorized officers as of this 2nd day of July, 2002.

                                    JPMORGAN CHASE BANK

                                    Supplemental Tranche B Term Loan Commitment:
                                    $30,500,000.00

                                    By /s/ Kathryn A. Duncan
                                       -------------------------------------
                                    Name:  Kathryn A. Duncan
                                    Title: Vice President

Accepted and agreed:

AURORA FOODS INC.

By /s/ James T. Smith
   ---------------------------
Name:  James T. Smith
Title: President & CEO

JPMORGAN CHASE BANK, as
   Administrative Agent

By /s/ Kathryn A. Duncan
   ---------------------------
Name:  Kathryn A. Duncan
Title: Vice President

                                                                  CONFORMED COPY

                    SUPPLEMENTAL TRANCHE B JOINDER AGREEMENT

                  SUPPLEMENTAL TRANCHE B JOINDER AGREEMENT, dated July 2, 2002 (this "Joinder Agreement"), to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among AURORA FOODS INC. ("Company"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent"), NATIONAL WESTMINSTER BANK PLC, as Syndication Agent (as defined in the Credit Agreement) and UBS AG, STAMFORD BRANCH, as Documentation Agent (as defined in the Credit Agreement).

                              W I T N E S S E T H:

                  WHEREAS, the undersigned (each, a "Supplemental Tranche B Term Loan Lender" and collectively, the "Supplemental Tranche B Term Loan Lenders") desires, pursuant to subsection 2.1A(vi) of the Credit Agreement, to make Supplemental Tranche B Term Loans to Company;

                  WHEREAS, the Supplemental Tranche B Term Loan Lenders may not have been original parties to the Credit Agreement but now desire to become parties thereto;

                  NOW, THEREFORE, each Supplemental Tranche B Term Loan Lender hereby agrees as follows:

                  1. Terms defined in the Credit Agreement and used herein without definition shall have the meanings given to them in the Credit Agreement.

                  2. Upon execution and delivery of this Joinder Agreement by such Supplemental Tranche B Term Loan Lender in accordance with subsection 2.1A(vi) of the Credit Agreement, the undersigned hereby becomes a Supplemental Tranche B Term Loan Lender under the Credit Agreement and shall make such Supplemental Tranche B Term Loan to Company, funding an amount which represents a discount to its Supplemental Tranche B Term Loan Commitment as set forth under such Supplemental Tranche B Term Loan Lender's signature.

                  3. Each Supplemental Tranche B Term Loan Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto.

                  4. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5. This Joinder Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed and delivered by their proper and duly authorized officers as of this 2nd day of July, 2002.

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    Supplemental Tranche B Term Loan Commitment:
                                    $7,134,408.60


                                    By /s/ W. Jerome McDermott
                                       -------------------------------------
                                    Name:  W. Jerome McDermott
                                    Title: Duly Authorized Signatory

Accepted and agreed:

AURORA FOODS INC.

By /s/ James T. Smith
   --------------------------
Name:  James T. Smith
Title: President & CEO

JPMORGAN CHASE BANK, as
   Administrative Agent

By /s/ William J. Caggiano
   --------------------------
Name:  William J. Caggiano
Title: Managing Director